UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number           811-22561

                                                 SkyBridge G II Fund, LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                                                 New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                                            New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: June 30, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

SkyBridge G II Fund, LLC

Schedule of Investments

June 30, 2016 (Unaudited)

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - *

Directional Equity
Omega Capital Investors, L.P. - c	$5,839	$4,744	0.01%
Passport II, L.P. - c	1,877,902	1,750,295	1.47

Total Directional Equity	1,883,741	1,755,039	1.48

Directional Macro
Hayman Capital Partners LP - Special Account - e	18,828	10,616	0.01

Total Directional Macro	18,828	10,616	0.01

Event Driven
400 Capital Credit Opportunities Fund LP - a,c	5,000,001	4,948,809	4.16
Alden Global CRE Opportunities Fund, LP - a,c	1,350,000	1,260,929	1.06
Alden Global Hellenic Opportunities Fund, L.P. - b,d	1,963,152	1,897,713	1.60
Amber Global Opportunities Fund LP - Class L(R) - a,c	600,000	659,986	0.55
Axonic Credit Opportunities Fund L.P. - c	5,134,698	5,272,053	4.44
Axonic Credit Opportunities Overseas Fund, Ltd. - c	2,700,000	2,749,952	2.31
Ellington Credit Opportunities Partners, L.P. - a,c	2,400,000	2,327,536	1.96
GoldenTree Offshore Fund, Ltd. - c	1,200,000	1,212,214	1.02
Marathon Securitized Credit Fund, Ltd. - a,c	5,817,067	5,799,207	4.88
Metacapital Mortgage Value Fund, LP - c	1,156,718	1,143,140	0.96
Polygon European Equity Opportunity Fund Class A - a,c	2,189,579	2,287,118	1.92
Polygon European Equity Opportunity Fund Class B - a,c	1,437,578	1,535,507	1.29
Premium Point Erisa Offshore Mortgage Credit Fund, Ltd. - e	987,852	663,766	0.56
Premium Point Mortgage Credit Fund, L.P. - e	675,766	451,482	0.38
Premium Point Offshore Mortgage Credit Fund, Ltd. - e	1,735,829	1,212,222	1.02
Prophet Opportunity Partners LP - c	3,800,000	3,921,024	3.30
Seer Capital Partners Fund L.P. - c	4,449,924	4,065,544	3.42
Seer Capital Partners Offshore Fund Ltd. - c	2,700,000	2,695,692	2.27
Solus LLC - a,c	8,854,898	9,118,132	7.67
Third Point Ultra, Ltd. - c	1,195,015	1,159,321	0.98
Tilden Park Investment Fund LP - c,d	1,300,000	1,350,082	1.14
Trian Partners, L.P. - c	218,640	236,450	0.20
Waterfall Eden Fund, L.P. - a,c	3,729,094	3,811,850	3.21
York European Opportunities Fund LP - c	5,061,174	5,114,471	4.30

Total Event Driven	65,656,985	64,894,200	54.60

Relative Value
Argentiere Fund Ltd. - c	3,660,979	3,442,697	2.90
Atlas Enhanced Fund, Ltd. - b	6,141,964	6,056,347	5.10
EJF Debt Opportunities Fund, L.P. - c	1,728,329	1,516,037	1.27
Ellington Mortgage Opportunities Partners, LLC - a,c	3,750,000	3,955,248	3.33
Linden Investors LP - a,c	4,700,000	4,883,255	4.11
MBS Agency Master Fund, L.P. - c	5,000,000	5,569,187	4.69
Metacapital Mortgage Opportunities Fund, L.P. - a,c	317,500	355,692	0.30
Metacapital Mortgage Opportunities Fund, L.P. Class B - a,c	952,500	1,067,077	0.90
Metacapital Rising Rates Fund, L.P. - c	3,000,000	3,056,886	2.57
Midway Market Neutral Institutional Fund LLC - b	2,835,152	2,911,447	2.45

SkyBridge G II Fund, LLC

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - * (continued)

Relative Value (continued)
Millennium International, Ltd. - a,c	$860,000	$871,420	0.73%
Parallax Fund LP - c	1,715,000	1,724,502	1.45
Providence MBS Fund, L.P. - c	4,000,000	4,072,885	3.43
Providence MBS Fund, Ltd. - c	4,000,000	4,027,699	3.39
SPM Core Fund L.P. - c	1,825,791	2,012,563	1.69
Tempo Volatility Fund LLC - c	1,100,000	1,122,057	0.94
Tilden Park Liquid Mortgage Fund LP - a,b	2,400,000	2,473,022	2.08
TT Long/Short Focus Fund U.S. Feeder - b	1,000,000	912,079	0.77
WAF Offshore Fund, Ltd. - b	1,559,467	1,842,152	1.55

Total Relative Value	50,546,682	51,872,252	43.65

Total Investments in Investment Funds	$118,106,236**	$118,532,107	99.74

Other Assets, less Liabilities		309,143	0.26

Shareholders’ Capital		$118,841,250	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Subject to gated redemptions.
b	Redemptions permitted monthly.
c	Redemptions permitted quarterly.
d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $2,338,086 (1.97% of total Investments in Investment Funds) of illiquid investments at June 30, 2016.

*

FASB Accounting Standards Codification 946-210-50-9 requires that the Company provide supplemental information to the Schedule of Investments if the Company’s indirect proportional share of any investment owned by the Investment Funds, individually and collectively, exceeds 5% of the Company’s net assets. Performing this analysis requires obtaining detailed holding information from all significant Investment Funds. However, approximately 30% of the Company’s Investment Funds are non-US corporations which do not provide management with details of their holdings. Accordingly, management’s ability to comply with this requirement is necessarily limited to a review of detailed holding information from domestic partnerships. The Company is able to monitor its diversification requirements under the Internal Revenue Code to ensure ongoing compliance.

**	The cost and unrealized appreciation/(depreciation) of investments as of June 30, 2016, as computed for federal tax purposes, were as follows:

Aggregate cost	$122,908,818

Gross unrealized appreciation	$2,540,766
Gross unrealized depreciation	(6,917,477)

Net unrealized appreciation	$(4,376,711)

SkyBridge G II Fund, LLC

Notes to Schedule of Investments

June 30, 2016 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge G II Fund, LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2016. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2016 (Unaudited)

by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, and are subject to a 45 day notice period. 100 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy are illiquid and non-redeemable.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 49 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 5 percent of the Investment Funds in this strategy have a current lock-up on liquidity provisions on a greater than quarterly basis. Approximately 4 percent of the Investment Funds in this strategy are illiquid investments with suspended redemptions. The remaining approximately 42 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 26 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 74 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2016 (Unaudited)

transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

As of June 30, 2016, Investment Funds with a fair value of $118,532,107 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SkyBridge G II Fund, LLC

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	8/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	8/25/2016

By (Signature and Title)*	/s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date	8/25/2016

* Print the name and title of each signing officer under his or her signature.